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EXHIBIT 4.1
[NUMBER-SEAL]                                                      [SHARES-SEAL]
                        PROFLIGHT MEDICAL RESPONSE, INC.
              INCORPORATES UNDER THE LAWS OF THE STATE OF COLORADO
                   20,000,000 AUTHORIZED SHARES $.001 PAR VALUE

                                                           CUSIP 74317P 10 7
                                                              SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT


Is The Owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF $.001 PAR VALUE COMMON STOCK OF

                       PROFLIGHT MEDICAL RESPONSE, INC.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

    IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:

JANE S. BURKHARDT                                           KEVIN L. BURKHARDT
   Secretary                                            Chief Executive Officer


                        PROFLIGHT MEDICAL RESPONSE, INC.
                                [CORPORATE SEAL]
                                    COLORADO


COUNTERSIGNED AND REGISTERED:
American Securities Transfer & Trust, Inc.
P.O. Box 1596
Denver, Colorado 80201

By
 ---------------------------------------------
Transfer Agent & Registrar Authorized Signature


BEFORE PRINTING
O.K. AS IS     O.K. AS CORRECTED
          -----                 -------
Signature
         ------------------------------






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                    PROFLIGHT MEDICAL RESPONSE, INC.
          TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

    The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM - as tenants in common           UNIF GIFT MIN ACT-....Custodian......
  TEN ENT - as tenants by the entireties                     (Cust)      (Minor)
  JT TEN  - as joint tenants with right         under Uniform Gifts to Minors
            of survivorship and not as          Act .......................
            tenants in common                               (State)


   Additional abbreviations may also be used though not in the above list.

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For Value Received.                     hereby sell, assign and transfer unto
                   ---------------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
    [                          ]
     --------------------------


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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---------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  --------------------------------------------

--------------------------------------------------------------attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated
     ----------------------

                   ---------------------------------------------------------

                   ---------------------------------------------------------
                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                           CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                           THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                           CHANGE WHATSOEVER.


Signature(s) Guaranteed:

-----------------------------------------

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C.
Rule 17Ad-15.


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